Exhibit 10.3

UNCONDITIONAL GUARANTY AND PLEDGE AGREEMENT

This UNCONDITIONAL GUARANTY AND PLEDGE AGREEMENT (this “Agreement”) is entered into as of December 19, 2018, by B. RILEY PRINCIPAL INVESTMENTS, LLC, a Delaware limited liability company (the “Guarantor”), in favor of BANC OF CALIFORNIA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”), for the Secured Parties (as defined in the Credit Agreement, hereinafter defined).

A.	Guarantor, directly or indirectly, owns 100% of the issued and outstanding Equity Interests (as defined in the Credit Agreement, hereinafter defined) of each of (i) BRPI Acquisition Co LLC, a Delaware limited liability company, United Online, Inc., a Delaware corporation, and YMax Corporation, a Delaware corporation (collectively “Borrowers”).

B.	For and in consideration of all extensions of credit, loans and other financial accommodations provided to Borrowers, which loans will be made pursuant to a Credit Agreement among Borrowers, the Secured Guarantors party thereto, the Administrative Agent and the Lenders party thereto, dated of even date herewith (as amended from time to time, and any and all modifications, extensions or renewals thereof, the “Credit Agreement”), Guarantor hereby unconditionally and irrevocably guarantees the prompt and complete payment of all amounts Borrowers owe the Secured Parties arising under the Credit Agreement and the other Loan Documents and Borrowers’ performance of the Credit Agreement and the other Loan Documents according to their terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them under the Credit Agreement.

Section 1 – GUARANTEE

1.1       If Borrowers do not perform their obligations under the Loan Documents, Guarantor shall upon demand by Administrative Agent immediately pay all amounts due thereunder (including, without limitation, all principal, interest and fees) and satisfy all of Borrowers’ payment obligations under the Loan Documents (“Guarantor Obligations”).

1.2       The obligations hereunder are independent of the obligations of Borrowers, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrowers or whether Borrowers be joined in any such action or actions. This Agreement is a primary obligation of Guarantor, and not merely the creation of a surety relationship. Guarantor agrees that it is directly, jointly and severally liable with Borrowers and any other Guarantor (as defined in the Credit Agreement) or guarantor of the Guarantor Obligations. Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Guarantor’s liability under this Agreement is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Loan Documents.

1.3       Guarantor authorizes Administrative Agent, without notice or demand and without affecting its liability hereunder, from time to time to (a) renew, extend or otherwise change the terms of the Loan Documents or any part thereof, (b) take security for the payment due under this Agreement or the Loan Documents, (c) exchange, enforce, waive or release any such security, and (d) apply any security and direct its sale as Administrative Agent, in its discretion, chooses.

1.4       Guarantor waives any right to require Administrative Agent to (a) proceed against Borrowers, any other guarantor or any other Person; (b) proceed against or exhaust any security held from Borrowers, any other guarantor or any other Person; or (c) pursue any other remedy in Administrative Agent’s power whatsoever. Administrative Agent may, at its election, exercise, decline or fail to exercise, any right or remedy it may have against Borrowers or any security held by Administrative Agent, including without limitation the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantor hereunder. Guarantor waives any defense arising by reason of any disability or other defense of Borrowers or any other guarantor, or by reason of the cessation from any cause whatsoever of the liability of Borrowers or any other guarantor. Guarantor waives any setoff, defense or counterclaim that Borrowers may have against Administrative Agent, except for the defense of payment and performance in full of all amounts Borrowers owe to the Secured Parties under the Credit Agreement and the other Loan Documents. Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrowers. Until all of the amounts that Borrowers owe to the Secured Parties (other than contingent indemnity obligations for which no claim has been asserted) have been paid in full, (d) Guarantor shall not have any right of subrogation or reimbursement for claims arising out of or in connection with this Agreement, (e) Guarantor shall not have any right of contribution or other rights against Borrowers, (f) Guarantor waives any right to enforce any remedy that Administrative Agent now has or may hereafter have against Borrowers, and (g) Guarantor waives all rights to participate in any security now or hereafter held by Administrative Agent. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Agreement and of the existence, creation or incurrence of new or additional Indebtedness. Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of Borrowers and of all other circumstances bearing upon the risk of nonpayment of any Indebtedness or nonperformance of any obligation of Borrowers, warrants to Administrative Agent that it will keep so informed, and agrees that absent a request for particular information by Guarantor, Administrative Agent shall have no duty to advise Guarantor of information known to Administrative Agent regarding such condition or any such circumstances. Guarantor waives the benefits of California Civil Code sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

1.5       Guarantor acknowledges that all or any portion of the Obligations may now or hereafter be secured by a Lien or Liens upon real property owned or leased by Borrowers and evidenced by certain documents including, without limitation, deeds of trust and assignments of rents. Administrative Agent may, pursuant to the terms of said real property security documents and applicable law, foreclose under all or any portion of one or more of said Liens by means of judicial or nonjudicial sale or sales. Guarantor agrees that Administrative Agent may exercise whatever rights and remedies it may have with respect to said real property security, all without affecting the liability of Guarantor hereunder, except to the extent Administrative Agent realizes payment by such action or proceeding. No election to proceed in one form of action or against any party, or on any obligation shall constitute a waiver of Administrative Agent’s right to proceed in any other form of action or against Guarantor or any other Person, or diminish the liability of Guarantor, or affect the right of Administrative Agent to proceed against Guarantor for any deficiency, except to the extent Administrative Agent realizes payment by such action, notwithstanding the effect of such action upon Guarantor’s rights of subrogation, reimbursement or indemnity, if any, against Borrowers, any other guarantor or any other Person. Without limiting the generality of the foregoing, Guarantor expressly waives all rights, benefits and defenses, if any, applicable or available to Guarantor under either California Code of Civil Procedure Sections 580a or 726, which provide, among other things, that the amount of any deficiency judgment which may be recovered following either a judicial or nonjudicial foreclosure sale is limited to the difference between the amount of any Indebtedness owed and the greater of the fair value of the security or the amount for which the security was actually sold. Without limiting the generality of the foregoing, Guarantor further expressly waives all rights, benefits and defenses, if any, applicable or available to Guarantor under either California Code of Civil Procedure Sections 580b, providing that no deficiency may be recovered on a real property purchase money obligation, or 580d, providing that no deficiency may be recovered on a note secured by a deed of trust on real property if the real property is sold under a power of sale contained in the deed of trust.

1.6       If any Borrower becomes insolvent, is adjudicated bankrupt or files a petition for reorganization, arrangement, composition or similar relief under any present or future provision of the United States Bankruptcy Code or reorganization or insolvency laws of any applicable jurisdiction, or if such a petition is filed against any Borrower, and in any such proceeding some or all of any Indebtedness or obligations under the Credit Agreement are terminated or rejected or any obligation of Borrowers is modified or abrogated, or if Borrowers’ obligations are otherwise avoided for any reason, Guarantor agrees that Guarantor’s liability hereunder shall not thereby be affected or modified and such liability shall continue in full force and effect as if no such action or proceeding had occurred. This Agreement shall continue to be effective or be reinstated, as the case may be, if any payment must be returned by Administrative Agent upon the insolvency, bankruptcy or reorganization of any Borrower, Guarantor or any other guarantor or otherwise, as though such payment had not been made.

1.7       Any Indebtedness of any Borrower now or hereafter held by Guarantor is hereby subordinated to any Indebtedness of Borrower to the Secured Parties; and such Indebtedness of such Borrower to Guarantor shall be collected, enforced and received by Guarantor as trustee for Administrative Agent and be paid over to Administrative Agent on account of the Indebtedness of Borrowers to Administrative Agent but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Agreement.

Section 2 – [INTENTIONALLY OMITTED]

Section 3 – PLEDGE

3.1       As security for the full, prompt and complete payment and performance when due (whether by stated maturity, by acceleration or otherwise) of all the Guarantor Obligations, Guarantor hereby pledges to Administrative Agent, and grants to Administrative Agent, a first priority security interest in all of the following (collectively, the “Pledged Collateral”):

(a)       the shares of capital stock or other equity securities of the entities listed on Exhibit A attached hereto, now owned or hereafter acquired (whether in connection with any recapitalization, reclassification, or reorganization of the capital of such entities or any successors in interest thereto) by Guarantor (the “Pledged Shares”), together with all proceeds and substitutions thereof, all cash, stock and other monies and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and noncash proceeds of the foregoing. On the date hereof, the certificate or certificates, if any, representing the Pledged Shares will be delivered to Administrative Agent, accompanied by an instrument of assignment duly executed in blank by Guarantor in the form provided in Exhibit B hereto or other form acceptable to Administrative Agent. To the extent required by the terms and conditions governing the Pledged Shares, Guarantor shall cause the books of each entity whose Pledged Shares are part of the Pledged Collateral and any transfer agent to reflect the pledge of the Pledged Shares. Upon the occurrence of an Event of Default, Administrative Agent may effect the transfer of any securities included in the Pledged Collateral (including but not limited to the Pledged Shares) into the name of Administrative Agent or one or more of the Secured Parties or into the name of any transferee to whom the Pledged Shares or any part thereof may be sold or transferred in accordance with the provisions hereof, and cause new certificates representing such securities to be issued in the name of Administrative Agent or its transferee;

(b)       all voting trust certificates held by Guarantor evidencing the right to vote any Pledged Shares subject to any voting trust; and

(c)       all additional shares and voting trust certificates of the entities listed on Exhibit A from time to time acquired by Guarantor in any manner (which additional shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares.

3.2       Guarantor agrees to pay prior to delinquency all taxes, charges, Liens and assessments, in each case imposed by any Governmental Authority, against the Pledged Collateral, except those with respect to which the amount or validity is being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Guarantor, and upon the failure of Guarantor to do so, contemporaneous with written notice thereof from Administrative Agent to Guarantor, Administrative Agent at its option may pay any of them.

3.3       In the event that during the term of this Agreement, any reclassification, readjustment, or other change is declared or made in the capital structure of the issuer of the Pledged Shares, all new, substituted and additional shares, options, or other securities, issued or issuable to Guarantor by reason of any such change or exercise shall be delivered to and held by Administrative Agent under the terms of this Agreement in the same manner as the Pledged Collateral originally pledged hereunder.

Section 4 – REPRESENTATIONS AND WARRANTIES

4.1       Guarantor hereby represents and warrants to Administrative Agent that:

(a)       the execution, delivery and performance by Guarantor of this Agreement (i) does not contravene any Law or any contractual restriction binding on or affecting Guarantor or by which Guarantor’s property may be affected; (ii) does not require any authorization or approval or other action by, or any notice to or filing with, any Governmental Authority or any other Person under any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of its property is bound, except such as have been obtained, made or waived; and (iii) does not result in the imposition or creation of any Lien upon any property of Guarantor except the Lien provided to Administrative Agent pursuant to Section 3.1 hereof and Permitted Liens;

(b)       Guarantor has the limited liability company power to execute, deliver and perform this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by all requisite action;

(c)       this Agreement is a valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally;

(d)       there is no action, suit or proceeding affecting Guarantor pending or threatened before any court, arbitrator, or Governmental Authority, domestic or foreign, which may have a material adverse effect on the ability of Guarantor to perform its obligations under this Agreement;

(e)       Guarantor’s obligations hereunder are not subject to any offset or defense against Administrative Agent or Borrowers of any kind;

(f)       Guarantor has established adequate means of obtaining from sources other than Administrative Agent and Lenders, on a continuing basis, financial and other information pertaining to each Borrower’s and each other Loan Party’s, financial condition and the status of Borrowers’ performance of Obligations imposed by the Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder and neither Administrative Agent nor Lenders have made any representation to Guarantor as to any such matters;

(g)       after the incurrence of Guarantor’s obligations under this Agreement, the fair salable value of Guarantor’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; Guarantor is not left with unreasonably small capital after the transactions in this Agreement or the other Loan Documents; and Guarantor is able to pay its debts (including trade debts) as they mature;

(h)       all representations and warranties contained in this Agreement are true at the time of Guarantor’s execution of this Agreement, and shall continue to be true until Guarantor’s obligations hereunder have been paid and performed in full. Guarantor expressly agrees that any misrepresentation or breach of any warranty whatsoever contained in this Agreement shall be deemed material;

(i)       Guarantor is, at the time of delivery of the Pledged Shares to Administrative Agent hereunder, the sole holder of record and the sole beneficial owner of the Pledged Collateral, free and clear of any Lien thereon or affecting title thereto, except for the Lien created by this Agreement and Permitted Liens;

(j)       none of the Pledged Shares have been transferred in violation of applicable federal or state securities, or similar laws, which such transfer may be subject to in the United States of America or any applicable jurisdiction;

(k)       all of the Pledged Shares have been duly authorized, validly issued, fully paid and are non-assessable;

(l)       to Guarantor’s knowledge, (i) there are no subscriptions, warrants, rights of first refusal or other restrictions on transfer relative to, or options exercisable with respect to the Pledged Shares; and (ii) the Pledged Shares are not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and Guarantor knows of no reasonable grounds for the institution of any such proceedings;

(m)       no consent, approval, authorization or other order of any Person and no consent or authorization of any Governmental Authority is required to be made or obtained which has not yet been made or obtained by Guarantor either (i) for the pledge by Guarantor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by Guarantor; or (ii) for the exercise by Administrative Agent of the voting or other rights provided for in this Agreement or the remedies with respect to the Pledged Collateral pursuant to this Agreement, except, in the case of clause (i) and (ii), as (x) may be required in connection with such disposition by laws affecting the offer and sale of securities generally and (y) by the laws of the United States and any applicable foreign jurisdiction; and

(n)       the pledge, grant of a security interest in, and delivery of the Pledged Collateral pursuant to this Agreement, will create a valid first priority Lien on and in the Pledged Collateral, subject to any Permitted Liens, if applicable, and the proceeds thereof, securing the payment of the Guarantor Obligations.

Section 5 – COVENANTS

5.1       So long as Administrative Agent has any commitment to make extensions of credit to Borrowers under the Credit Agreement or Borrowers have any Obligations (other than contingent indemnification obligations for which no claim has been asserted) outstanding under the Loan Documents, Guarantor agrees that Guarantor:

(a)       will not (i) except as otherwise permitted by the Loan Documents, sell, transfer or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral (or any part thereof or interest therein) except with the prior written consent of Administrative Agent, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Lien created by this Agreement and Permitted Liens. If any Pledged Collateral, or any part thereof, is sold, transferred or otherwise disposed of in violation of this Section 5.1, the security interest of Administrative Agent shall continue in the Pledged Collateral, to the extent permitted under applicable law, notwithstanding such sale, transfer or other disposition, and Guarantor will deliver any proceeds thereof to Administrative Agent to be held as Pledged Collateral hereunder;

(b)       shall, at Guarantor’s own expense, promptly execute, acknowledge, and deliver all such instruments and take all such actions as Administrative Agent from time to time may reasonably request to ensure to Administrative Agent the benefits of the Lien in and to the Pledged Collateral intended to be created by this Agreement;

(c)       shall maintain, preserve and, at Administrative Agent’s request, take commercially reasonable efforts to defend the title to the Pledged Collateral and the Lien of Administrative Agent thereon against the claim of any other Person; and

(d)       upon obtaining any shares of capital stock or other equity securities that should be pledged pursuant to Section 3.1 of this Agreement, shall promptly deliver to Administrative Agent a duly executed Pledge Supplement in substantially the form of Exhibit C attached hereto (a “Pledge Supplement”) identifying such additional shares of capital stock or other equity securities. Guarantor hereby authorizes Administrative Agent to attach each Pledge Supplement to this Agreement and agrees that all shares of capital stock or other equity securities listed thereon shall for all purposes hereunder constitute Pledged Collateral.

Section 6 – EVENTS OF DEFAULT

6.1       So long as no Event of Default has occurred:

(a)       Guarantors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof; and

(b)       Guarantors shall be entitled to receive and to retain and use free and clear of the Lien created hereby any and all payments, including, but not limited to, profits, dividends or distributions paid in respect of its Pledged Collateral; provided, however, that any and all:

(i)       non-cash profits, non-cash dividends or distributions in the form of capital stock, instruments or other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, and

(ii)       profits, dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with total liquidation or dissolution,

shall, promptly be delivered to Administrative Agent, in the case of (i) above, to be held as Collateral and shall, if received by any Guarantor, be received in trust for the benefit of Administrative Agent, be segregated from the other property of Guarantor, and promptly be delivered to Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement), and in the case of (ii) above, to be applied to the Obligations to the extent permitted by the Credit Agreement or otherwise to be held as Pledged Collateral.

6.2       During the existence and continuation of an Event of Default,

(a)       Administrative Agent may, to the extent permitted by applicable law, at its election, apply, set off, collect or sell in one or more sales, or take such steps as may be necessary to liquidate and reduce to cash in the hands of Administrative Agent in whole or in part, with or without any previous demands or demand of performance or notice or advertisement, the whole or any part of the Pledged Collateral in such order as Administrative Agent may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any broker’s board or securities exchange, either for cash or upon credit or for future delivery; provided, however, that if such disposition is at private sale, then the purchase price of the Pledged Collateral shall be equal to the public market price then in effect, or, if at the time of sale no public market for the Pledged Collateral exists, then, in recognition of the fact that the sale of the Pledged Collateral might have to be registered under the Securities Act of 1933, as amended (the “Act”), and that the expenses of such registration are commercially unreasonable for the type and amount of collateral pledged hereunder, Administrative Agent and Guarantors hereby agree that such private sale shall be at a purchase price mutually agreed to by Administrative Agent and Guarantors or, if the parties cannot agree upon a purchase price, then at a purchase price established by Administrative Agent in the exercise of its reasonable discretion. Administrative Agent shall be under no obligation to delay the sale of any of the Pledged Shares for the period of time necessary to permit Guarantors to register such securities for public sale under the Act, or under applicable state securities laws, even if Guarantors would agree to do so. Administrative Agent may be the purchaser of any or all Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Guarantors or right of redemption. To the extent permitted by applicable law, demands of performance, notices of sale, advertisements and presence of property at sale are hereby waived. Any sale hereunder may be conducted by any officer or Administrative Agent of Administrative Agent; and

(b)       Administrative Agent shall have all of the rights of a secured party under the Uniform Commercial Code with respect to the Pledged Collateral. Guarantors’ obligations hereunder are not limited to the Pledged Collateral or any exercise by Administrative Agent of rights and remedies against the same, and Administrative Agent may pursue any other available rights and remedies against any Guarantor, whether hereunder, at law or otherwise, without resort to the Pledged Collateral if Administrative Agent deems it in its best interests to do so.

6.3       The proceeds of the sale of any of the Pledged Collateral and all sums received or collected by Administrative Agent from or on account of such Pledged Collateral shall be applied by Administrative Agent to the payment of expenses incurred or paid by Administrative Agent in connection with any sale, transfer or delivery of the Pledged Collateral, to the payment of any other costs, charges, attorneys’ fees or expenses mentioned herein, and to the payment of the Obligations or any part hereof, all in such order and manner as Administrative Agent in its discretion may determine.

6.4       Upon the transfer by Administrative Agent of all or any part of the Obligations pursuant to the terms of the Credit Agreement, Administrative Agent may transfer all or any part of the Pledged Collateral to the transferee of the Obligations and shall be fully discharged thereafter from all liability and responsibility with respect to such Pledged Collateral so transferred, and the transferee shall be vested with all the rights and powers of Administrative Agent hereunder with respect to such Pledged Collateral so transferred; but with respect to any Pledged Collateral not so transferred, Administrative Agent shall retain all rights and powers hereby given.

Section 7 – MISCELLANEOUS

7.1       Guarantors agree to pay reasonable and documented out-of-pocket attorneys’ fees and all other reasonable and documented out-of-pocket costs and expenses which may be incurred by Administrative Agent in the enforcement of this Agreement. No terms or provisions of this Agreement may be changed, waived, revoked or amended without Administrative Agent’s and Guarantor’s prior written consent. Should any provision of this Agreement be determined by a court of competent jurisdiction to be unenforceable, all of the other provisions shall remain effective. This Agreement embodies the entire agreement between the parties hereto with respect to the matters set forth herein, and supersedes all prior agreements among the parties with respect to the matters set forth herein. No course of prior dealing among the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. Administrative Agent may assign this Agreement in connection with any assignment of such role under the Credit Agreement without in any way affecting Guarantors’ liability under it. This Agreement shall inure to the benefit of Administrative Agent and its successors and assigns. This Agreement is in addition to the guaranties of any other guarantors of the Obligations.

7.2       THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

7.3       GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY SECURED PARTY OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE COUNTY OF LOS ANGELES AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF CALIFORNIA, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CALIFORNIA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST GUARANTOR IN THE COURTS OF ANY JURISDICTION.

7.4       GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 7.3. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

7.5       EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.8 BELOW. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

7.6       EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST ANY PARTY HERETO IN CONNECTION WITH ANY CLAIM AND THE WAIVER SET FORTH ABOVE IS NOT ENFORCEABLE IN SUCH PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS:

WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN THE IMMEDIATELY SUCCEEDING PARAGRAPH BELOW, ANY CLAIM SHALL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1. THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE. VENUE FOR THE REFERENCE PROCEEDING SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA.

THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF OR RECOUPMENT), (C) APPOINTMENT OF A RECEIVER, AND (D) TEMPORARY, PROVISIONAL, OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS, OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) - (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO PARTICIPATE IN A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER.

UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN 10 DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY SHALL HAVE THE RIGHT TO REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B). THE REFEREE SHALL BE APPOINTED TO SIT WITH ALL OF THE POWERS PROVIDED BY LAW. PENDING APPOINTMENT OF THE REFEREE, THE COURT SHALL HAVE THE POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES.

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS A COURT REPORTER AND A TRANSCRIPT IS ORDERED, A COURT REPORTER SHALL BE USED AND THE REFEREE SHALL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.

THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND SHALL ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA.

THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH CALIFORNIA SUBSTANTIVE AND PROCEDURAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW. THE REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE, SECTION 644, THE REFEREE’S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT.

THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY HERETO KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

7.7       This Agreement may be executed in counterpart signature pages, all of which taken together shall be deemed to be one original of this instrument. Delivery of an executed counterpart to this Agreement by facsimile or electronic mail shall be effective as a manually executed counterpart to this Agreement.

7.8       All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax transmission or e-mail transmission. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax transmission or e-mail transmission shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).

[Signatures on following page.]

IN WITNESS WHEREOF, the undersigned have executed this Unconditional Guaranty and Pledge Agreement as of the day first set forth above.

B. RILEY PRINCIPAL INVESTMENTS, LLC, a Delaware limited liability company

By:
Name:
Title:

Guarantor’s Address for Notices:

B. Riley Principal Investments, LLC
21255 Burbank Blvd., Suite 400
Woodland Hills, CA 91367
Attn: Phillip Ahn

Unconditional Guaranty and Pledge Agreement

EXHIBIT A – PLEDGED SHARES

Name of Pledged Share Issuer	Jurisdiction of Organization	Number of Shares Authorized	Number of Shares Outstanding	Number of Shares Owned by Guarantor	% of Shares Owned by Guarantor	% of Outstanding Shares Pledged	Certificate Number
BRPI Acquisition Co LLC	Delaware	N/A	N/A	N/A	100% of limited liability company interests	100% of limited liability company interests	N/A

Exhibit A

EXHIBIT B – FORM OF IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to __________________ the following Shares of [___________], a [_________] [corporation] [limited liability company]:

No. of Shares	Certificate No.

and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such Equity Interests and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

By:
Name:
Title:

Exhibit B

EXHIBIT C – FORM OF PLEDGE SUPPLEMENT

PLEDGE SUPPLEMENT

This Pledge Supplement, dated as of _________, 20__, is delivered pursuant to Section 5.1(d) of the Guaranty and Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Supplement may be attached to the Unconditional Guaranty and Pledge Agreement, dated as of December 19, 2018 (as amended, restated, modified, renewed, supplemented or extended from time to time, the “Guaranty and Pledge Agreement”; the terms defined therein and not otherwise defined herein being used as therein defined), made by the undersigned, as Guarantor, in favor of Banc Of California, N.A., in its capacity as Administrative Agent.

The shares of capital stock or other equity securities listed on this Pledge Supplement shall be and become part of the Pledged Collateral pledged by the undersigned and referred to in the Guaranty and Pledge Agreement and shall secure all the Guarantor Obligations.

The undersigned hereby certifies that the representation and warranties set forth in Section 4.1 of the Guaranty and Pledge Agreement are true and correct in all material respects with respect to the Pledged Shares listed below on and as of the date hereof.

[NAME OF GUARANTOR]

Name of Pledged Share Issuer	Jurisdiction of Organization	Number of Shares Authorized	Number of Shares Issued	Number of Shares Outstanding	Number of Shares Owned by Guarantor	% of Outstanding Shares Pledged	Certificate Number

Exhibit C